SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                     -------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 2002

                               IDAHO POWER COMPANY

             (Exact name of registrant as specified in its charter)

                  Idaho                   1-3198                82-0130980

 (State or other                       (Commission          (I.R.S. Employer
 jurisdiction of incorporation         File Number)         Identification No.)

                             1221 West Idaho Street
                             Boise, Idaho 83702-5627
               (Address of principal executive offices) (Zip Code)
        Registrant's telephone number, including area code (208) 388-2200


                               -------------------

              Former name or address, if changed since last report.

                               Idaho Power Company
                               -------------------
                                    Form 8-K


     Items 1 through 6 and 8 and 9 are inapplicable and have been omitted herefrom.

     Item 7.   Financial Statements and Exhibits.


               ---------------------------------

               (c)  Exhibits

                    1.1  - Selling Agency Agreement dated November 12, 2002
                    1.2  - Terms Agreement dated November 12, 2002



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IDAHO POWER COMPANY

                                        By: /s/ Darrel T. Anderson
                                           ------------------------------------
                                        Darrel T. Anderson
                                        Vice President, Chief Financial Officer
                                        and Treasurer


Dated: November 12, 2002